EXHIBIT 99.2

Republic Services, Inc. Unaudited Supplemental Schedules

The following is a pro forma presentation of our 2017 financial results had we adopted the new revenue recognition standard as of January 1, 2017. Tables may not sum due to rounding.
REVENUE
The following tables reflect our total revenue by line of business for the three months and years ended December 31, 2018 and 2017:

	Three Months Ended December 31,
	2018		2017		Change
			Proforma
Collection:
Residential	$563.7	22.3%	$556.2	22.6%	$7.5	(0.3)%
Small-container	772.7	30.5	743.6	30.2	29.1	0.3
Large-container	550.3	21.8	516.1	20.9	34.2	0.9
Other	11.2	0.4	12.0	0.5	(0.8)	(0.1)
Total collection	1,897.9	75.0	1,827.9	74.2	70.0	0.8
Transfer	312.1		296.5		15.6
Less: intercompany	(177.3)		(167.8)		(9.5)
Transfer, net	134.8	5.3	128.7	5.2	6.1	0.1
Landfill	571.0		569.2		1.8
Less: intercompany	(253.3)		(244.7)		(8.6)
Landfill, net	317.7	12.6	324.5	13.2	(6.8)	(0.6)
Energy services	45.1	1.8	45.1	1.8	—	—
Other:
Recycling processing and commodity sales	78.0	3.1	87.7	3.6	(9.7)	(0.5)
Other non-core	56.5	2.2	51.3	2.0	5.2	0.2
Total other	134.5	5.3	139.0	5.6	(4.5)	(0.3)
Total revenue	$2,530.0	100.0%	$2,465.2	100.0%	$64.8	—%

	Years Ended December 31,
	2018		2017		Change
			Proforma
Collection:
Residential	$2,235.1	22.3%	$2,237.2	23.2%	$(2.1)	(0.9)%
Small-container	3,057.5	30.5	2,930.0	30.4	127.5	0.1
Large-container	2,181.1	21.7	2,063.2	21.4	117.9	0.3
Other	43.8	0.4	44.0	0.5	(0.2)	(0.1)
Total collection	7,517.5	74.9	7,274.4	75.5	243.1	(0.6)
Transfer	1,243.9		1,183.1		60.8
Less: intercompany	(706.4)		(682.8)		(23.6)
Transfer, net	537.5	5.4	500.3	5.2	37.2	0.2
Landfill	2,291.7		2,206.9		84.8
Less: intercompany	(1,020.8)		(985.0)		(35.8)
Landfill, net	1,270.9	12.7	1,221.9	12.7	49.0	—
Energy services	194.7	1.9	147.3	1.5	47.4	0.4
Other:
Recycling processing and commodity sales	298.0	3.0	312.8	3.2	(14.8)	(0.2)
Other non-core	222.3	2.1	195.3	1.9	27.0	0.2
Total other	520.3	5.1	508.1	5.1	12.2	—
Total revenue	$10,040.9	100.0%	$9,652.0	100.0%	$388.9	—%
COST OF OPERATIONS
The following tables summarize the major components of our cost of operations for the three months and years ended December 31, 2018 and 2017:

	Three Months Ended December 31,
	2018		2017		Change
			Proforma
Labor and related benefits	$540.1	21.3%	$524.4	21.3%	$15.7	—%
Transfer and disposal costs	211.5	8.4	197.3	8.0	14.2	0.4
Maintenance and repairs	244.3	9.7	237.4	9.6	6.9	0.1
Transportation and subcontract costs	165.3	6.5	153.7	6.2	11.6	0.3
Fuel	101.7	4.0	94.8	3.8	6.9	0.2
Disposal fees and taxes	81.7	3.2	78.7	3.2	3.0	—
Landfill operating costs	72.3	2.9	56.6	2.3	15.7	0.6
Risk management	57.4	2.3	50.5	2.1	6.9	0.2
Other	91.4	3.6	106.1	4.3	(14.7)	(0.7)
Subtotal	1,565.7	61.9	1,499.5	60.8	66.2	1.1
Bridgeton insurance recovery	(40.0)	(1.6)	—	—	(40.0)	(1.6)
Total cost of operations	$1,525.7	60.3%	$1,499.5	60.8%	$26.2	(0.5)%

	Years Ended December 31,
	2018		2017		Change
			Proforma
Labor and related benefits	$2,144.3	21.3%	$2,027.2	21.0%	$117.1	0.3%
Transfer and disposal costs	829.3	8.3	795.9	8.3	33.4	—
Maintenance and repairs	986.6	9.8	940.2	9.7	46.4	0.1
Transportation and subcontract costs	647.6	6.4	585.8	6.1	61.8	0.3
Fuel	391.4	3.9	349.8	3.6	41.6	0.3
Disposal fees and taxes	322.0	3.2	311.6	3.2	10.4	—
Landfill operating costs	241.6	2.4	220.3	2.3	21.3	0.1
Risk management	217.9	2.2	212.6	2.2	5.3	—
Other	409.3	4.1	386.6	4.0	22.7	0.1
Subtotal	6,190.0	61.6	5,830.0	60.4	360.0	1.2
Bridgeton insurance recovery	(40.0)	(0.4)	—	—	(40.0)	(0.4)
Total cost of operations	$6,150.0	61.2%	$5,830.0	60.4%	$320.0	0.8%
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
The following tables summarize our selling, general and administrative expenses for the three months and years ended December 31, 2018 and 2017:

	Three Months Ended December 31,
	2018		2017		Change
			Proforma
Salaries	$181.4	7.1%	$179.3	7.3%	$2.1	(0.2)%
Provision for doubtful accounts	10.4	0.4	7.8	0.3	2.6	0.1
Other	80.7	3.2	87.1	3.5	(6.4)	(0.3)
Subtotal	272.5	10.7	274.2	11.1	(1.7)	(0.4)
Bridgeton insurance recovery related costs	12.0	0.5	—	—	12.0	0.5
Total selling, general and administrative expenses	$284.5	11.2%	$274.2	11.1%	$10.3	0.1%

	Years Ended December 31,
	2018		2017		Change
			Proforma
Salaries	$702.2	7.0%	$706.3	7.3%	$(4.1)	(0.3)%
Provision for doubtful accounts	34.8	0.3	30.6	0.3	4.2	—
Other	310.5	3.1	320.5	3.4	(10.0)	(0.3)
Subtotal	1,047.5	10.4	1,057.4	11.0	(9.9)	(0.6)
Bridgeton insurance recovery related costs	12.0	0.1	—	—	12.0	0.1
Total selling, general and administrative expenses	$1,059.5	10.5%	$1,057.4	11.0%	$2.1	(0.5)%

ADJUSTED EBITDA
The following tables summarize Adjusted EBITDA, which is not a measure determined in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), for the three months and years ended December 31, 2018 and 2017:

	Three Months Ended December 31,
	2018		2017		Change
			Proforma
Adjusted EBITDA	$692.2	27.4%	$694.8	28.2%	$(2.6)	(0.8)%

	Years Ended December 31,
	2018		2017		Change
			Proforma
Adjusted EBITDA	$2,809.1	28.0%	$2,772.9	28.7%	$36.2	(0.7)%
REVENUE
The following table reflects our total revenue by line of business for 2017:

	Proforma
	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		2017
Collection:
Residential	$552.2	24.0%	$564.4	23.3%	$564.3	22.9%	$556.2	22.6%	$2,237.2	23.2%
Small-container	718.2	31.2	731.7	30.2	736.5	29.9	743.6	30.2	2,930.0	30.4
Large-container	489.4	21.3	522.5	21.6	535.2	21.7	516.1	20.9	2,063.2	21.4
Other	9.7	0.4	10.7	0.4	11.6	0.5	12.0	0.5	44.0	0.5
Total collection	1,769.5	76.9	1,829.3	75.5	1,847.6	75.0	1,827.9	74.2	7,274.4	75.5
Transfer	274.9		305.1		306.6		296.5		1,183.1
Less: intercompany	(165.6)		(176.2)		(173.1)		(167.8)		(682.8)
Transfer, net	109.3	4.8	128.9	5.3	133.5	5.4	128.7	5.2	500.3	5.2
Landfill	500.6		565.3		571.7		569.2		2,206.9
Less: intercompany	(232.3)		(255.4)		(252.6)		(244.7)		(985.0)
Landfill, net	268.3	11.7	309.9	12.8	319.1	13.0	324.5	13.2	1,221.9	12.7
Energy services	26.9	1.2	35.8	1.5	39.5	1.6	45.1	1.8	147.3	1.5
Other:
Recycling processing and commodity sales	78.7	3.4	73.3	3.0	73.1	3.0	87.7	3.6	312.8	3.2
Other non-core	45.9	2.0	47.1	1.9	51.1	2.0	51.3	2.0	195.3	1.9
Total other	124.6	5.4	120.4	4.9	124.2	5.0	139.0	5.6	508.1	5.1
Total revenue	$2,298.6	100.0%	$2,424.3	100.0%	$2,463.9	100.0%	$2,465.2	100.0%	$9,652.0	100.0%

COST OF OPERATIONS
The following table summarizes the major components of our cost of operations for 2017:

	Proforma
	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		2017
Labor and related benefits	$496.7	21.6%	$498.6	20.6%	$507.6	20.6%	$524.4	21.3%	$2,027.2	21.0%
Transfer and disposal costs	187.3	8.1	207.3	8.6	204.0	8.3	197.3	8.0	795.9	8.3
Maintenance and repairs	226.7	9.9	236.1	9.7	240.0	9.7	237.4	9.6	940.2	9.7
Transportation and subcontract costs	134.0	5.8	144.9	6.0	153.1	6.2	153.7	6.2	585.8	6.1
Fuel	84.5	3.7	83.2	3.4	87.2	3.5	94.8	3.8	349.8	3.6
Disposal fees and taxes	71.3	3.1	80.6	3.3	81.0	3.3	78.7	3.2	311.6	3.2
Landfill operating costs	53.1	2.3	57.1	2.4	53.6	2.2	56.6	2.3	220.3	2.3
Risk management	47.5	2.1	56.0	2.3	58.6	2.4	50.5	2.1	212.6	2.2
Other	90.0	3.9	92.4	3.8	98.1	4.0	106.1	4.3	386.6	4.0
Total cost of operations	$1,391.1	60.5%	$1,456.2	60.1%	$1,483.2	60.2%	$1,499.5	60.8%	$5,830.0	60.4%
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
The following table summarizes our selling, general and administrative expenses for 2017:

	Proforma
	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		2017
Salaries	$176.7	7.7%	$173.5	7.1%	$176.8	7.2%	$179.3	7.3%	$706.3	7.3%
Provision for doubtful accounts	5.4	0.2	9.4	0.4	8.0	0.3	7.8	0.3	30.6	0.3
Other	71.4	3.1	80.0	3.3	81.9	3.3	87.1	3.5	320.5	3.4
Total selling, general and administrative expenses	$253.5	11.0%	$262.9	10.8%	$266.7	10.8%	$274.2	11.1%	$1,057.4	11.0%
ADJUSTED EBITDA
The following table summarizes Adjusted EBITDA, which is not a measure determined in accordance with U.S. GAAP, for 2017:

	Proforma
	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		2017
Adjusted EBITDA	$654.0	28.5%	$707.4	29.2%	$716.8	29.1%	$694.8	28.2%	$2,772.9	28.7%